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                                  EXHIBIT 4.1
                       FORM OF COMMON STOCK CERTIFICATE



     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR SOLD UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN AVAILABLE
                         EXEMPTION FROM REGISTRATION.

Number    ____                              __________    Shares




                            AGRI BIO-SCIENCES, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This  Certifies  that
                               SPECIMENSPECIMEN
is  the  owner  of

   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

Agri Bio-Sciences, Inc. transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

Witness the manual signatures of the Company's duly authorized officers.

Dated:    ________________


Patrick  N.  Morgan,  Secretary                  Lester H. Stephens, President
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                                  ASSIGNMENT


     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto


     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE



(Please print or typewrite name and address, including postal zip code, of assignee)




the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:


Signature  Guaranteed:





     NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.